EXHIBIT 11.2

A consent of MJF & Associates is incorporated by reference herein from the Company’s Annual Report on Form 1-K, filed on May 29, 2020, for the fiscal year ended December 31, 2019 (See https://www.sec.gov/Archives/edgar/data/1620704/000147793220002917/medx_ex112.htm).